Exhibit 99.1

SunTrust Robinson Humphrey

Financial Services Unconference New York City May 24 & 25, 2006

Yes You Can®

Forward-Looking Statements

FNB Corp. has made forward-looking statements in the accompanying presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of FNB Corp., and on the information available to management at the time the presentation materials were prepared. These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB Corp’s actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB Corp. files from time to time with the Securities and Exchange Commission, including the Quarterly Reports on Form 10-Q, the Annual Report on Form 10-K, and other required filings.

Overview

Yes You Can®

Company Facts

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

•Headquarters

•Nasdaq NM Symbol

•Numbers**

Assets

Shares Outstanding

Market Cap (est. May 15, 2006)

•Annual Cash Dividend

Asheboro, NC

FNBN

$1.84 Billion

11.09 Million $ 209 Million $0.62

**Unaudited, including recent Integrity merger

Corporate Structure

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

FNB UNITED CORP. (NC)

Founded May 1985*

First National Bank and Trust Company *

Founded December 1907

Dover Mortgage Company

Founded May 1986 Acquired by FNB April 2003

First Gaston Bank

Founded 1995 Acquired by FNB April 2006

*Acquisitions:

Richmond Savings Bank - April 2000 Rowan Bank - August 2002 United Financial (Alamance Bank) - November 2005 Integrity Financial, Inc. - April 2006

Service Areas

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Integrity Financial/FG Markets

First National B&T Markets

6

Operating Performance

Yes We Can®

Asset Growth

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

(Millions)

754

773

863

1102

1841

2002

2003

2004

2005

Proforma

4/28/06 -unaudited

Loan Growth

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

(Millions)

502

552

665

813

1346

2002

2003

2004

2005

Proforma

4/28/06 -unaudited

Deposit Growth

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

(Millions)

592

598

660

842

1,416

2002

2003

2004

2005

Proforma

4/28/06 -unaudited

Net Income

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

8,200

8,400

6,598

9,937

2,677

2002

2003

2004

2005

Q1-06 unaudited

Earnings Per Share

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

1.58

1.43

1.13

1.69

0.42

2002

2003

2004

2005

Q1-06 unaudited

Return On Assets

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

1.15%

1.25%

1.07%

0.80%

1.06%

2001

2002

2003

2004

2005

Returns On Equity

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

11.63% 11.63%

12.82%

14.05%

10.66%

13.29%

8.00%

10.00%

11.25%

14.36%

2001

2002

2003

2004

2005

Return on Equity

Return on Tangible Equity

Franchise Value

Yes We Can®

Competitive Advantages

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Only community bank in North Carolina with local, full-service Wealth Management team.

Our business bankers have an average of 25 years of experience each.

We make mortgage loan decisions in less than 24 hours through our “First Reply” program.

Practice, practice, practice! In 2004 and 2005, spent average of $615 training dollars on each of our employees.

In-house operations—99% of our customer statements in the mail the first business day after cut-off.

Strong Points

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Consistent Financial Performance

Long Term Earnings Focus

Growth Orientation

Good Markets / Good State

De Novo Offices

Selective Prudent Acquisitions

Productive lines of business

“YES!” Branding Program

Dividend History

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

0.33

0.38

0.45

0.51

0.51

0.53

0.58

0.59

0.60

0.62

96

97

98

99

00

01

02

03

04

05

Franchise Growth

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Recent Acquisition:

Integrity Financial Inc.

$666 Million Company, HQ in Hickory, NC

New Corp Name: FNB UNITED CORP.

Assets: $1.84 Billion

Loans: $1.3 Billion

Deposits: $1.4 Billion

Market Cap: $200 Million+

Top 8 in North Carolina Banks in Assets and Deposits

43 Banking Offices In 31 Communities in 17 Growing Counties

Franchise Growth

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Integrity Financial Markets

First National B&T Markets

Franchise Growth

First Gaston Bank

GASTON

No. of Branches - 5

Deposits – $173,523

Deposit Market Share – 9.14%

Total Population – 196,927

Median Household Income - $44,583

No. of Branches - 4

Deposits – $197,240

Deposit Market Share – 8.96%

Total Population – 152,680

Median Household Income - $45,616

CATAWBA

No. of Branches - 2

Deposits – $39,027

Deposit Market Share – 2.24%

Total Population – 141,404

Median Household Income - $47,360

IREDELL

Catawba Valley Bank

21

Franchise Growth

No. of Branches - 1

Deposits – $13,734

Deposit Market Share – 2.01%

Total Population – 45,358

Median Household Income - $37,314

WATAUGA

No. of Branches - 1

Deposits – $19,556

Deposit Market Share – 6.17%

Total Population – 35,727

Median Household Income - $43,457

ALEXANDER

Northwestern Bank

No. of Branches - 1

Deposits – $15,568

Deposit Market Share – 3.44%

Total Population – 25,767

Median Household Income - $32,348

ASHE

WILKES

No. of Branches - 3

Deposits – $90,229

Deposit Market Share – 13.06%

Total Population – 67,399

Median Household Income -$38,011

22

Franchise Growth

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

*	Proforma to include Integrity Financial Deposit information by county

23

Franchise Growth

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Positives of Integrity Acquisition

FNB United - Proven Acquirer and Integrator

Partner Bring Attractive Customer Base and Better Markets - Good Demographics

Merger Adds Scale And Brings New Product And Service Opportunities In Growing Markets

Enhances Shareholder Value Through Increased Earnings and Growth Opportunities

IT and Platform Systems Compatibility Lessens Risk

Franchise Will Accommodate Future Acquisitions Following Integration

Franchise Growth

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

FNB Corp. 12/31/05)

FNB United Corp. (Proforma 4/28/06)

Assets

1,102,085

1,841,160

Deposits

841,609

1,415,912

Goodwill

32,707

117,412

Total Capital

102,315

203,829

Equity/Assets

9.28%

11.08%

TangEquity/TangAssets

6.51%

5.01%

Goodwill/Assets

2.97%

6.38%

Goodwill/Equity

31.97%

57.60%

Fee Business

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Wealth Management

Investment Management Life and Long Term Care Insurance Trust and Estate Planning Retirement Planning

Not FDIC Insured—May Lose Value—Not Bank Guaranteed –Not Deposit Accounts

Dover Mortgage

Retail and Wholesale New Growth Markets Expanded Sales Focus

Growth in Non Interest Income

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

2001

2002

2003

2004

2005

Total Non Interest Income

5,900

8,268

13,600

13,673

14,926

Service/Activity Fees

2,537

3,740

4,949

5,419

6,062

Gain on Sale of Mortgages

831

1,631

4,890

4,032

4,684

Wealth Management

476

566

1,414

1,535

1,293

YES! Branding

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

First National is the YES! Bank. It is plainly stated in our Yes you can®—Yes we can® trademarks. It is reflected in the design of our logo and corporate mascot, Jack. And it is repeated in our customer service programs, company spirit campaigns and marketing messages. But more than a motto, YES! is our promise to exceed your expectations through better banking and outstanding service. It empowers our employees and describes who we are and what we do. Yes Customers Can. Yes Communities Can. Yes Schools Can. Yes Your Future Can. Because We Can.

Core Strategies

Yes You Can® Yes We Can®

Core Strategies

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Credit Quality

Build Core Deposits Rationally

Continue to Build Performance/Service Culture

Growth Strategy

Increased Penetration of Current Markets

Complete Integration of Acquisitions

“Yes”® Branding – Yes You Can® and

Yes We Can®

Core Deposit Emphasis

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Individual Market Analysis

Checking Promotions – over 14,000 New Accounts

Business DDAs

Cash Management – REPO Sweeps

Non-Profit and Governmental

Targeted Certificates of Deposit

Core Deposit Emphasis

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Total Deposits

32

Investor Opportunity

Yes You Can® Yes We Can®

Investor Opportunity

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Good Markets / Good State

Possess Components Required for Sustainable, Profitable Growth

Good Franchise Value Elements

Current Below-Market Valuation

Investor Opportunity

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Current Dividend Yield (%)

Price / LTM EPS (X)

3.26

1.53

11.5

16.1

FNB United Corp.

Peer Group*

FNB United Corp.

Peer Group*

*SNL Data—Nationwide Banks between $1 Billion and $2.5 billion as of 5/15/2006

Investor Opportunity

Overview

Operating Performance

Franchise Value

Core Strategies

Investor Opportunity

Price / Book (%)

Price / Tangible Book (%)

108.0

195.0

232.0

243.0

FNB United Corp.

Peer Group*

FNB United Corp.

Peer Group*

*SNL Data—Nationwide Banks between $1 Billion and $2.5 billion as of 5/10/2006

FNB CORP.

2005 Annual Report

Contact Information

Michael C. Miller Chairman and President

mmiller@MyYesBank.com

FNB United Corp.

First National Bank and Trust Company

101 Sunset Avenue PO Box 1328 Asheboro, NC 27204 336.626.8300

Yes You Can® Yes We Can®